UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 7, 2007

                        INTEGRATED SURGICAL SYSTEMS, INC.
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        (Exact name of small Business Issuer as specified in its charter)

              Delaware                 1-12471                68-0232575
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    (State or other jurisdiction     (Commission            (IRS Employer
         of incorporation)          File Number)         Identification No.)

  1433 N. Market Blvd., Suite 1, Sacramento, California        95834
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        (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code (916) 285-9943
                                                   --------------

                                       N/A
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          (Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.     Departure of Directors or Certain Officers; Election of
               Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 11, 2007, the Registrant's board of directors approved certain retention bonuses to key employees to be paid contemporaneously with or subsequent to the date of closing of the sale of substantially all of its assets to Novatrix Biomedical, Inc. ("Novatrix"). The retention bonuses will be paid from the proceeds of the sale of the Registrant's assets to Novatrix. Ramesh C. Trivedi shall receive a retention bonus equal to five percent of the cash received at closing and the Registrant's remaining officers and key employees shall receive proportional retention bonuses equal to an aggregate of up to seven percent of the cash received at closing.














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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Integrated Surgical Systems, Inc.
                                                      (Registrant)


Dated:  June 11, 2007                        By: /s/ Ramesh Trivedi
                                                 -------------------------
                                                      Ramesh Trivedi,
                                                  Chief Executive Officer